FAIR VALUE MEASUREMENT - Roll forward of major Level 3 Investments (Details) - CNY (¥) ¥ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Roll forward of major Level 3 investments
Fair Value, Asset, Recurring Basis, Unobservable Input Reconciliation, Asset, Gain (Loss), Statement of Other Comprehensive Income or Comprehensive Income [Extensible Enumeration]	Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Adjustment, Net of Tax
Unobservable inputs (Level 3)
Roll forward of major Level 3 investments
Fair value of Level 3 Investments, beginning balance	¥ 2,095	¥ 2,601
Transfer into Level 3		183
Transfer out of Level 3	(1,216)
New addition	228	55
Disposal	(83)
Effect of exchange rate change	32	57
Expected credit losses	(92)	(115)
The change in fair value of the investments	(23)	(686)
Fair value of Level 3 Investment, ending balance	¥ 941	¥ 2,095